                                                                               .
                                                                               .
                                                                               .

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                          CASH FLOWS   PAGE 1 OF 2
COLLECTION PERIOD: MARCH 1, 2003 THROUGH MARCH 31, 2003
ACCRUAL PERIOD: MARCH 17, 2003 THROUGH APRIL 14, 2003
DISTRIBUTION DATE: APRIL 15, 2003

                                                                    TRUST               SERIES           SERIES          SERIES
                                                                   TOTALS               1996-1           1998-1          1999-2
                                                             --------------------  -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                   42,486,337.77 *     2,638,395.13     2,638,395.13    3,166,074.16
Principal Collections from Seller                                           0.00 *             0.00             0.00            0.00
Investment Income on Accounts                                         650,107.64          42,751.23        42,739.39       51,254.13
Balances in Principal Funding Accounts                                      0.00               0.00             0.00            0.00
Balances in Reserve Fund Accounts                                  12,603,500.00       1,750,000.00     1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                         0.00               0.00             0.00            0.00
Balance in Yield Supplement Accounts                               14,404,000.00       2,000,000.00     2,000,000.00    2,400,000.00
Other Adjustments                                                           0.00               0.00             0.00            0.00
                                                             --------------------  -------------------------------------------------
                                  TOTAL AVAILABLE                  70,143,945.41       6,431,146.37     6,431,134.53    7,717,328.29
                                                             ====================  =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders             9,679,435.84         569,930.56       547,777.78      681,500.00
Principal Due to Note/Certificateholders                                    0.00               0.00             0.00            0.00
Principal to Funding Account                                                0.00               0.00             0.00            0.00
Move Funds to the Reserve Fund Accounts                            12,603,500.00       1,750,000.00     1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                                   0.00               0.00             0.00            0.00
Move Funds to the Yield Supplement Accounts                        14,404,000.00       2,000,000.00     2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                               0.00 *             0.00             0.00            0.00
Service Fees to Seller                                              7,121,712.45 *       416,666.67       416,666.67      500,000.00
Defaulted Amounts to Seller                                                 0.00 *             0.00             0.00            0.00
Excess Collections to Seller                                       26,335,297.12 *     1,694,549.14     1,716,690.08    2,035,828.29
Excess Funding Account Balance to Seller                                    0.00 *             0.00             0.00            0.00
                                                             --------------------  -------------------------------------------------
                                TOTAL DISBURSEMENTS                70,143,945.41       6,431,146.37     6,431,134.53    7,717,328.29
                                                             ====================  =================================================
                                       Proof                                0.00               0.00             0.00            0.00
                                                             ====================  =================================================
                                                                   SERIES          SERIES           SERIES           DCMOT
                                                                   2000-B          2000-C           2001-A           2002-A
                                                             -----------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                  2,643,671.92    2,638,395.13     5,276,790.27    10,437,607.12
Principal Collections from Seller                                         0.00            0.00             0.00             0.00
Investment Income on Accounts                                        42,907.86       42,705.13        84,735.34       152,450.91
Balances in Principal Funding Accounts                                    0.00            0.00             0.00             0.00
Balances in Reserve Fund Accounts                                 1,753,500.00    1,750,000.00     3,500,000.00             0.00
Balances in Excess Funding Accounts                                       0.00            0.00             0.00             0.00
Balance in Yield Supplement Accounts                              2,004,000.00    2,000,000.00     4,000,000.00             0.00
Other Adjustments                                                         0.00            0.00             0.00             0.00
                                                             -----------------------------------------------------------------------
                                  TOTAL AVAILABLE                 6,444,079.79    6,431,100.27    12,861,525.61    10,590,058.03
                                                             =======================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders             548,873.33      543,750.00     1,083,472.22     2,158,888.89
Principal Due to Note/Certificateholders                                  0.00            0.00             0.00             0.00
Principal to Funding Account                                              0.00            0.00             0.00             0.00
Move Funds to the Reserve Fund Accounts                           1,753,500.00    1,750,000.00     3,500,000.00             0.00
Move Funds to the Excess Funding Accounts                                 0.00            0.00             0.00             0.00
Move Funds to the Yield Supplement Accounts                       2,004,000.00    2,000,000.00     4,000,000.00             0.00
Yield Supplement  & Reserve Account to Seller                             0.00            0.00             0.00             0.00
Service Fees to Seller                                              417,500.00      416,666.67       833,333.33     1,831,501.83
Defaulted Amounts to Seller                                               0.00            0.00             0.00             0.00
Excess Collections to Seller                                      1,720,206.46    1,720,683.60     3,444,720.06     6,599,667.31
Excess Funding Account Balance to Seller                                  0.00            0.00             0.00             0.00
                                                             -----------------------------------------------------------------------
                                TOTAL DISBURSEMENTS               6,444,079.79    6,431,100.27    12,861,525.61    10,590,058.03
                                                             =======================================================================
                                       Proof                              0.00            0.00             0.00             0.00
                                                             =======================================================================



                                                                    DCMOT             DCMOT
                                                                   2002-B            2003-A            OTHER
                                                              ----------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                   5,218,803.56      7,828,205.34            0.00
Principal Collections from Seller                                          0.00              0.00
Investment Income on Accounts                                         76,225.45        114,338.18
Balances in Principal Funding Accounts                                     0.00              0.00
Balances in Reserve Fund Accounts                                          0.00              0.00
Balances in Excess Funding Accounts                                        0.00              0.00
Balance in Yield Supplement Accounts                                       0.00              0.00
Other Adjustments                                                          0.00              0.00            0.00
                                                              ----------------------------------------------------
                                  TOTAL AVAILABLE                  5,295,029.01      7,942,543.52            0.00
                                                              ====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders            1,059,305.56      2,485,937.50
Principal Due to Note/Certificateholders                                   0.00              0.00
Principal to Funding Account                                               0.00              0.00
Move Funds to the Reserve Fund Accounts                                    0.00              0.00
Move Funds to the Excess Funding Accounts                                  0.00              0.00
Move Funds to the Yield Supplement Accounts                                0.00              0.00
Yield Supplement  & Reserve Account to Seller                              0.00              0.00
Service Fees to Seller                                               915,750.92      1,373,626.37
Defaulted Amounts to Seller                                                0.00              0.00
Excess Collections to Seller                                       3,319,972.54      4,082,979.65            0.00
Excess Funding Account Balance to Seller                                   0.00              0.00
                                                              ----------------------------------------------------
                                TOTAL DISBURSEMENTS                5,295,029.01      7,942,543.52            0.00
                                                              ====================================================
                                       Proof                               0.00              0.00            0.00
                                                              ====================================================

                                                                     TO: JOHN BOBKO/ROBERT GRUENFEL                  PAUL GEKIERE
--------------------------------------------------------------------
 * Funds Transfer to/(from) Bank of New York:                            THE BANK OF NEW YORK                        DAIMLERCHRYSLER
                                                  (970,671.80)           (212) 815-4389/8325                         (248) 512-2758
--------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                             650,107.64
               Collection Account                         10,000,000.00 *
               Reserve & Yield Accounts                            0.00
               Balance in Excess Funding Account                   0.00
                                                         $10,650,107.64
     2. Distribute funds to:
               Series Note/Certificate Holders            $9,679,435.84
               Chrysler                                      970,671.80
               Trust Deposit Accounts                              0.00
                                                         $10,650,107.64

     3. Verify account balances in Collection, Funding, Reserve & Yield
        Supplement Accounts.